UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dean Foods Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Toppan Vintage 89916 Dean Foods NAA Proof 3 DEAN FOODS COMPANY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2018 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/deanfoods/2018. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2018 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided reverse side of this Notice. on the STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: Go to www.viewproxy.com/deanfoods/2018. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. 89916 Dean Foods NAA.indd 1 3/13/2018 9:33:11 PM CONTROL NO. E-MAIL TELEPHONE INTERNET To the Stockholders of DEAN FOODS COMPANY Notice is hereby given that the Annual Meeting of Stockholders of Dean Foods Company will be held on May 9, 2018 at 9:00 a.m. CDT at the Dallas Museum of Art, 1717 North Harwood, Dallas, Texas 75201 for the following purposes: (1)Election of Directors 01 Janet Hill02 J. Wayne Mailloux03 Helen E. McCluskey04 John R. Muse 05 B. Craig Owens 06 Ralph P. Scozzafava07 Jim L. Turner08 Robert T. Wiseman (2)Ratification of the appointment of Deloitte & Touche LLP as the Company’s Registered Public Accounting Firm for 2018 (3)Advisory Vote to Approve our Executive Compensation The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

Toppan Vintage 89916 Dean Foods NAA Proof 3 DEAN FOODS COMPANY 2711 North Haskell Avenue Suite 3400 Dallas, Texas 75204 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • The Company’s 2017 Annual Report • The Company’s Notice and 2018 Proxy Statement Directions to attend the Annual Meeting can be found in the Proxy Statement. HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/deanfoods/2018 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/deanfoods/2018 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “Dean Foods Company” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet: Go to http://www.AALvote.com/DF. Have your 11-digit control number available and follow the prompts. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2018 Annual Meeting. The Proxy Statement includes a map showing the meeting location and information regarding voting in person. 89916 Dean Foods NAA.indd 2 3/13/2018 9:33:11 PM